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                                                                    Exhibit 32.2

                        WESTCOAST HOSPITALITY CORPORATION
              CERTIFICATION PURSUANT TO EXCHANGE ACT RULE 13a-14(b)

     In connection with the quarterly report of WestCoast Hospitality Corporation (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter P. Hausback, Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 5, 2004

/s/ Peter P. Hausback
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Peter P. Hausback
Vice President, Chief Financial Officer